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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the following Registration Statements of AmSouth Bancorporation and in the related Prospectuses of our report dated January 29, 1999, with respect to the consolidated financial statements and schedules of AmSouth Bancorporation and subsidiaries incorporated by reference in this Annual Report (Form 10-K) for the year ended December 31, 1998:

    Form S-3 No. 33-55683 pertaining to the Dividend Reinvestment and Common
       Stock Purchase Plan;
    Form S-8 No. 33-52243 pertaining to the assumption by AmSouth Bancorporation of FloridaBank Stock Option Plan and FloridaBank Stock Option Plan - 1993;
    Form S-8 No. 33-52113 pertaining to the 1989 Long Term Incentive
       Compensation Plan;
    Form S-8 No. 33-35218 pertaining to the 1989 Long Term Incentive
       Compensation Plan;
    Form S-8 No. 33-37905 pertaining to the AmSouth Bancorporation Thrift Plan; Form S-8 No. 33-9368 pertaining to the Long Term Incentive Compensation
       Plan;
    Form S-8 No. 33-2927 (as amended) pertaining to the Employee Stock Purchase
       Plan;
    Form S-8 No. 2-97464 pertaining to the Long Term Incentive Compensation
       Plan;
    Form S-3 No. 33-35280 pertaining to the Dividend Reinvestment and Common
       Stock Purchase Plan;
    Form S-8 No. 33-19016 pertaining to the Long Term Incentive Compensation
       Plan;
    Form S-8 No. 33-58777 pertaining to the Director Restricted Stock Plan;
    Form S-8 No. 333-02099 pertaining to the AmSouth Bancorporation Thrift Plan; Form S-8 No. 333-05631 pertaining to the AmSouth Bancorporation 1996 Long
       Term Incentive Compensation Plan;
    Form S-8 No. 333-27107 pertaining to the AmSouth Bancorporation Employee
       Stock Purchase Plan;
    Form S-8 No. 333-41599 pertaining to the Amsouth Bancorporation Deferred
       Compensation Plan and the Amended and Restated Deferred Compensation Plan for Directors of AmSouth Bancorporation;
    Form S-3 No. 333-44263 pertaining to the AmSouth Bancorporation Shelf
       Registration Statement; and
    Form S-8 No. 33-48218 pertaining to the Long Term Incentive Compensation
       Plan.

                                              /s/ ERNST & YOUNG LLP

Birmingham, Alabama
March 25, 1999